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                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

     I, Vasan Thatham, Chief Financial Officer of Provo International, Inc. (the "Company"), hereby certify pursuant to Rule 15d-14(b) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of title 18 of the United States Code that:

     1. The Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, to which this statement is filed as an exhibit (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Vasan Thatham
April 29, 2004                          ---------------------------------------
                                        Vasan Thatham
                                        Chief Financial Officer